                        CONFIDENTIAL TREATMENT REQUESTED
                     UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                               200.83 AND 230.406

                     *** INDICATES TEXT OMITTED PURSUANT TO AN
                         APPLICATION FOR CONFIDENTIAL TREATMENT
                         WHICH HAS BEEN FILED SEPARATELY WITH
                         THE COMMISSION



                                                                   EXHIBIT 10.33
                                                             Contact No. 6458-00


                     VALUE ADDED RESELLER LICENSE AGREEMENT

The parties to this Value Added Reseller License Agreement ("Agreement") are Informix Software, Inc. ("Informix"), a Delaware corporation, and the party identified on the signature block ("Licensee"), both having principal places of business at the addresses specified in the signature block of this Agreement. Capitalized terms used in this agreement shall have the meanings specified in
Section 9 of this Agreement.

IT IS HEREBY MUTUALLY AGREED AND UNDERSTOOD:

SECTION 1. LICENSE GRANT AND RESTRICTIONS.

1.1 NONEXCLUSIVE LICENSE GRANT. Informix hereby grants Licensee, subject to Paragraph 1.2 of this Agreement, the following royalty-bearing, nontransferable, nonexclusive licenses which may be exercised solely within the Distribution Territory. Licensee may:

     (a) obtain from Informix the finished "shrink-wrap" version of Products for: (a) internal development purposes of the VAR Program; and (b) distribution to Sublicensees and End Users in conjunction with the Application Packages; and

     (b) grant the right for one or more Distributors to distribute and sublicense the Products, with or as part of the Application Packages, to Resellers or End Users; and

     (c) use the Informix trademarks and/or service marks solely to promote the distribution of the Products with or as part of the Application Packages, provided such use conforms to the Informix Trademark Use Policy.

1.2 LICENSING RESTRICTIONS. The rights granted in Section 1.1 of this Agreement are expressly limited to, and restricted by, the following:

     (a) COPYING. No copies may be made of the Products except as explicitly authorized by this Agreement or the End User License Agreement. Licensee shall have no right to manufacture, modify or copy User Documentation.

     (b) COMPUTER SYSTEM. The Products shall be distributed only for use on, or in conjunction with, the Computer Systems specified in Exhibit A,
          Section 1, of this Agreement.

     (c)  SUBLICENSING.

          (1) No Products may be distributed by or to a Sublicensee prior to the execution of a written agreement between Licensee and the Sublicensee, or between any Sublicensee and its further Sublicensee, in accordance with this Section 1.2(c).

          (2) Each agreement between Licensee and a Sublicensee or any of Sublicensee's further Sublicensees shall include the provisions of the Sections or subsections of this Agreement titled "License Restrictions" "Licensee Representations and Obligations," "Limitation of Warranty and Liability," "Confidential and Proprietary Information," "Term and Termination" and "General" in substantially similar terms. Licensee shall make a good faith effort to insure that all Sublicensees between Licensee and the End User refrain from infringing upon Informix's proprietary rights, do not make any unauthorized copies of the Products and otherwise comply with the requirements of such agreements. Licensee shall take such action as is necessary to enforce such agreements and the End User License Agreement, including termination of the Sublicensee's rights thereunder, if



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               any violations come to its attention.

          (3) Upon Informix's written request, Licensee shall supply Informix with a copy of any sublicense agreement, including an English translation if the agreement is written in a language other than English.

          (4) All license and other fees charged by Licensee to a Sublicensee shall be in Licensee's sole discretion.

          (5) Licensee shall have no authority to grant any rights to a Sublicensee other than those specified in Sections 1.1(b) and 1.1(c) of this Agreement.

          (6) Licensee shall have no authority to grant to anyone a license to copy, manufacture, adapt, create derivative works for, translate or otherwise modify the Products, User Documentation or any other property of Informix.

     (d) EXPORTS AND RE-EXPORTS. If licensee is permitted by this Agreement to distribute the Products outside the United States, Licensee and Sublicensee shall comply with the export and re-export provisions in Exhibit D.

     (e) SIMILAR PRODUCTS. Licensee shall not, either directly or through a third party, use the Products, or the Source Code, or a derivative thereof, or any confidential or proprietary information to Informix, to create any computer software programs or user documentation which is functionally, visually or otherwise identical or substantially similar to any Informix Product or product, whether or not listed in Exhibit A of this Agreement.

     (f) REVERSE ENGINEERING. Licensee shall not, either directly or through a third party, reverse engineer, disassemble or decompile any of the Products, or make any attempt in any fashion to obtain or derive the Source Code from any Informix Product or product, whether or not listed in Exhibit A of this Agreement.

     (g) DERIVATIVE WORKS. Licensee shall have no right to create derivative works of the Products, whether directly or through any third party, including, but not limited to, translated or localized versions of the Products. Use of the Products as described in the User Documentation, including creation of Application Packages, shall not be considered using the Products to create derivative works.

     (h) TIME-SHARING, RENTAL OR LEASE. Licensee shall not time share, rent, lease or make internal productive use of the Products.

SECTION 2. RESERVATION OF RIGHTS AND REMDIES.

In addition to any particular right or remedy provided for under this Agreement, Informix reserves all other rights and remedies available under copyright, patent, trademark, trade secret, and other applicable laws and administrative regulations.

SECTION 3. LICENSEE REPRESENATIONS AND OBLIGATIONS.

Licensee represents and warrants that as of the Effective Date and continuing until termination of this Agreement:

     (a) Licensee will use its best efforts to protect Informix's rights in its trademarks, patents, logos, service marks, copyrights and trade secrets.

     (b) Licensee will make no representations, nor give any warranties, about the Products to anyone, unless the representation or warranty is contained in the End User License Agreement, the User Documentation, or other materials relating to the Products which are provided by Informix. Licensee expressly disclaims any ownership or other interest in the intellectual property and proprietary rights

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          in the Products, including, but not limited to, all copyright, trademark, patent, service mark, logo, confidential information or trade secret rights. Unless specifically requested by Informix, Licensee will not in any way identify itself as the owner of any Informix copyright, patent trademark, service mark, logo or confidential information, or register or attempt to register same in Licensee's name or any other name, or request or assist anyone else in doing so.

     (c) The End User License Agreement will apply to the Products distributed by Licensee and Sublicensees to End Users.

     (d) Licensee will provide the first level of support and skilled instruction including all maintenance, update, warranty and/or support services for all Application Packages.

     (e) If Licensee becomes aware of any actual or suspected unauthorized use or disclosure of the Products, copyrights, patents, trademarks, service marks, trade secrets or confidential information of Informix, Licensee will promptly notify Informix and will assist Informix, at Informix's request and expense, in the investigation and prosecution of such unauthorized use or disclosure.

     (f) Licensee warrants that there are no impediments known to Licensee which would prevent Licensee's compliance with all of the terms of this Agreement.

     (g) All advertising, and all promotional and marketing materials, particularly where an Informix logo, trademark, or service mark is used, shall be of at least the same quality as similar advertising or marketing or promotional materials provided or used by Informix. Upon Informix's request, Licensee's advertising, marketing or promotional materials in which an Informix logo, trademark or service mark is used shall be submitted to Informix for its prior written approval, which shall not be unreasonably withheld.

SECTION 4. PAYMENT, RECORDS AND AUDIT.

4.1 LICENSE FEES. Licensee shall pay all Product license fees and other charges relating to either the Products or to services provided by Informix, as specified in Exhibit B of this Agreement.

4.2 RECORDS AND ROYALTY REPORTS. Licensee shall keep complete and accurate records of all copies of the Products. These records shall include (without limitation) the Product name, Computer System (including Operating System and model), the Informix machine class, the number of users per license, the software serial numbers, the date of distribution, and the name and address of the recipient of each copy including the zip or postal code ("Copy Records"). If requested by Informix, within twenty (20) days of Informix's request, Licensee shall provide Informix with a copy of the Copy Records for the previous month.

4.3 AUDITS. Informix shall have the right to audit all Licensee records reasonably related to this Agreement. An audit may be conducted on five (5) days' notice, during Licensee's normal business hours, no more than once each calendar year, and at Informix's expense. However, if the audit reveals either: (a) any material breach of the terms and conditions of this Agreement; or (b) that there is a difference between the amount due to Informix and the amount reported by Licensee, Licensee shall pay the difference, and shall also pay all costs of the audits if the difference is greater than five percent (5%) of the total due to Informix. If the amount due is less than the amount reported, the difference shall be credited toward future license fees due from Licensee.

4.4 LICENSEE EXPENSES. Licensee shall be solely responsible for payment of all expenses incurred by Licensee in its performance of this Agreement, including, but not limited to expenses relating to: local marketing and promotion; support and warranty services; travel to or from Informix's premises; bad debts; collection agency's fees; law suits between Licensee and any third party; and all taxes, tariffs and transportation costs identified in Exhibit B of this Agreement.

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SECTION 5. LIMITATION OF WARRANT AND LIABILITY.

5.1  LIMITED WARRANTY.

     (a)  Informix warrants:

          (1) that the use or distribution of unmodified Products, or the exercise of the licensees granted hereunder, will not infringe the intellectual property rights of any third party under copyright, trademark or patent law of the United States;

          (2) that it has full power and right to license the Products and perform all other terms of this Agreement;

          (3) that it will honor the terms and conditions of the End User License Agreement;

          (4) that the media on which Informix delivers the Products will remain free from defects in materials and workmanship for a period of ninety (90) days from the receipt by the End User; and

          (5) that the Products will substantially conform to the User Documentation.

     (b) EXCEPT FOR THE LIMITED WARRANTIES STATED ABOVE, LICENSEE ACCEPTS THE PRODUCTS PROVIDED UNDER THIS AGREEMENT "AS IS," WITH ALL FAULTS AND WITHOUT OTHER WARRANTIES OR CONDITIONS OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.2  REMEDY FOR BREACH OF LIMITED WARRANTY.

     (a) Licensee's sole remedy for Informix's breach of Sections 5.1(a)(1) or 5.1(a)(2) of this Agreement shall be that: Informix will indemnify and hold Licensee harmless from and against any loss, cost, liability and expense (including reasonable attorney fees), arising out of Informix's breach of any of the warranties or representations of Informix contained in those Sections, provided: (a) Licensee promptly gives written notice of any claim to Informix; (b) Licensee provides any assistance which Informix may reasonably request for the defense of the claim; and (c) Informix has complete control of the defense.

     (b) Licensee's sole remedy for Informix's breach of Sections 5.1(a)(3), 5.1(a)(4), and 5.1(a)(5) of this Agreement shall be: During the 90-day warranty period and without charge to Licensee, a Sublicensee, or an End User, Informix in its sole discretion will replace defective media manufactured by Informix with new media, or either provide maintenance or service to Licensee, but not on-site service, to keep the Products in working order, or replace the Products, or refund the Object Code license fee paid to Informix for the Products.

     (c) the above remedies are subject to Sections 5.3 and 5.4 of this Agreement.

5.3  LIMITATION OF LIABILITY. EXCEPT AS SPECIFIED IN SECTION 5.2 OF THIS
     AGREEMENT: (A) INFORMIX'S LIABILITY TO LICENSEE OR ANY OTHER THIRD PARTY, FOR A CLAIM OF ANY KIND ARISING AS A RESULT OF, OR RELATED TO ANY PRODUCT OR USER DOCUMENTATION PROVIDED OR MANUFACTURED PURSUANT TO THIS AGREEMENT, WHETHER IN CONTRACT, IN TORT

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     (INCLUDING NEGLIGENCE OR STRICT LIABILITY), UNDER ANY WARRANTY, OR
     OTHERWISE, SHALL BE LIMITED TO MONETARY DAMAGES AND THE AGGREGATE AMOUNT THEREOF FOR ALL CLAIMS RELATING TO ANY PARTICULAR PRODUCT OR USER DOCUMENTATION SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO THE CUMULATIVE OBJECT CODE LICENSE FEE PAID TO INFORMIX UNDER THIS AGREEMENT FOR THE PRODUCTS, THE USE OR PERFORMANCE OF WHICH GIVES RISE TO THE CLAIM; AND (B) UNDER NO CIRCUMSTANCES SHALL INFORMIX BE LIABLE TO LICENSEE OR ANY THIRD PARTY FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF INFORMIX HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR WARRANTIES GRANTED BY LICENSEE OR ANY THIRD PARTY IN EXCESS OF THOSE CONTAINED IN THE STANDARD INFORMIX END USER LICENSE AGREEMENT.

     NO ACTION, REGARDLESS OF FORM, ARISING UNDER THIS AGREEMENT MAY BE BROUGHT BY LICENSEE MORE THAN ONE (1) YEAR AFTER THE OCCURRENCE OF THE EVENTS WHICH GAVE RISE TO THE CAUSE OF ACTION.

5.4 LICENSEE'S INDEMNIFICATION. Licensee shall indemnify and hold harmless Informix from all claims, losses, and damages which may arise from:

     (a) representations or misrepresentations made by Licensee or Sublicensees;

     (b) any warranties granted in excess of those contained in the End User License Agreement;

     (c) inadequate installation, maintenance or support by Licensee or Sublicensees;

     (d)  the marketing of the Products by Licensee or Sublicensees;

     (e any other act, or failure to act, not in accordance with the terms and conditions of this Agreement by Licensee or Sublicensees.

SECTION 6. CONFIDENTIAL AND PROPRIETARY INFORMATION.

6.1 CONFIDENTIALITY. Neither party shall use or disclose to any person, either during the term or after the termination of this Agreement, any Object Code, technical data or correspondence owned by the other party, or provided to the other party hereunder, nor disclose any other information which has been identified as confidential or proprietary by the other party, nor disclose any information concerning the contents of this Agreement, except for purposes consistent with the administration and performance of a party's obligations hereunder, or as required by law. Both parties shall use the highest degree of care to avoid disclosure of any confidential or proprietary information of the other party. The obligation of the parties not to disclose information shall not apply to information which was already in the public domain, or in the rightful possession of the other party, at the time of its disclosure, or which is disclosed as a matter of right by a third party after the execution of this Agreement, or which passes into the public domain by acts other than the unauthorized acts of the other party.

6.2 AUTHORIZED DISCLOSURE. Either party may disclose the existence of this Agreement without the prior consent of the other party.

6.3 INJUNCTIVE RELIEF. In the event of a breach of this Section 6, money or damages will not be an adequate remedy, and therefore, in addition to any other legal or equitable remedies, either party shall be entitled to seek an injunction or other equitable relief against such breach.

SECTION 7. TERM AND TERMINATION

7.1 TERM. The term of this Agreement is specified in Exhibit A, Section 3, of this Agreement.

7.2  TERMINATION. The Agreement will terminate automatically for just cause:

     (a) Immediately upon written notice if the material breach specified constitutes a

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          violation of Sections of this Agreement titled, "License Grant and
          Restrictions," and "Confidential and Proprietary Information";

     (b) Subject to Section 7.2(a) of this Agreement, at the end of thirty (30) days after written notice specifying a material breach, if the breaching party fails to cure the breach within that time;

     (c) Upon written notice if either party becomes insolvent or bankrupt, or is unable to meet its obligations when they become due;

     (d) Immediately and without notice if a receiver or other liquidating officer is appointed for substantially all of the assets or business of either party, or if either party makes an assignment for the benefit of creditors, or if the rights or interest of either party under this Agreement becomes an asset under any bankruptcy, insolvency or reorganization proceeding.

7.3  RESULTS OF TERMINATION.

     (a) All licenses and other rights granted by Informix shall become null and void upon the termination of this Agreement, regardless of the reason for termination, except: (a) for the End User licenses for Products previously distributed by Licensee or a Sublicensee, or (b) for a limited license to Licensee to use the Products for the sole purpose of fulfilling any contractual obligations for maintenance and support services to End Users.

     (b) The rights to distribute Products already in Licensee's inventory or in transit as of the effective date of the termination, shall cease on the earlier of: (a) ninety (90) days after the effective date of termination, or (b) distribution by Licensee of the last Product to a Sublicensee. All Products remaining in Licensee's inventory after such ninety (90) day period shall be returned to Informix. Alternatively, upon Informix's written request, Licensee shall destroy the remaining Products and certify in writing to Informix that the Products have been destroyed.

     (c) Within thirty (30) days of termination of this Agreement for any reason, Licensee shall return to Informix all materials related to the Products, except that Licensee may retain the minimum number of copies reasonably necessary to fulfill its contractual obligations for maintenance and support services. Licensee shall continue to make any payments due to Informix in connection with Licensee's fulfillment of such contractual obligations. Within said thirty (30) days, Licensee shall deliver to Informix a notarized certification signed by an officer of Licensee that Licensee has complied with the requirements of this Section 7.3.(c).

     (d) Upon termination of this Agreement, all outstanding obligations or commitments to pay nonrefundable amounts to Informix, if any, shall become immediately due and payable.

     (e) Upon termination of this Agreement, Licensee shall have no right to receive any compensation, reimbursement or other amounts from Informix, and shall have no ownership or other right whatsoever in or to (a) the Products, (b) the User Documentation, (c) any copyrighted materials relating to the Products, (d) any trademarks, service marks, trade secrets or other proprietary rights relating to the Products, or
          (e) any goodwill that may have developed during the term of this Agreement.

7.4 SURVIVAL. Regardless of the reason for any termination of this Agreement, Sections or subsections of this Agreement titled "License Restrictions," "Payment, Records and Audit," "Limitation of Warranty and Liability," "Confidential and Proprietary Information," "Results of Termination," "Governing Law and Venue," and "Effect of Invalid Section" shall survive.

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SECTION 8. GENERAL

8.1 INDEPENDENT CONTRACTORS. Informix and Licensee are strictly independent contractors and shall so represent themselves to all third parties. Neither party has the right to bind the other in any manner whatsoever and nothing in this Agreement shall be interpreted to make either party the agent or legal representative of the other or to make the parties joint venturers. Licensee specifically agrees that it is not being appointed as a commercial agent of Informix, and that Licensee shall not register this Agreement, or itself, under any commercial agency laws. Licensee shall not appoint any Sublicensees or other representatives to perform, or assist in the performance of, any services under this Agreement, without the prior written consent of Informix, except for the performance of sublicensing agreements authorized in Section 1 of this Agreement.

8.2 ASSIGNMENT. This Agreement shall not be assigned by either party without the prior written consent of the other party, which shall not be unreasonably withheld. However, either party may assign this Agreement in connection with a merger, consolidation, reorganization or sale of substantially all of the assigning party's assets, provided that the surviving entity has a net worth equal to or greater than that of the assigning party prior to such event. Any attempted assignment in contravention of this Section 8.2, by operation of law or otherwise, shall be null and void. This Agreement shall bind and inure to the benefit of successors and assigns. Anything to the contrary notwithstanding, if any rights to Informix Source Code are granted to Licensee hereunder, or if Source Code is escrowed under this Agreement, Informix's consent to any proposed assignment shall be required, and shall be in Informix's sole and absolute discretion.

8.3 FORCE MAJEURE. Neither party shall be responsible for failure of performance due to causes beyond its control, including, but not limited to acts of God or nature, labor disputes, actions of any Government agency and shortage of materials.

8.4 NOTICES. Any notice shall be delivered by hand, by courier service, or by registered or certified mail, return receipt requested, postage prepaid. Notices shall be addressed to the other party at the address given on the signature block of this Agreement, or to another address which may subsequently be specified in writing by a party. Notices shall be effective as of the date personally delivered, by hand or courier service, or for notices sent by mail, the earlier of the date of receipt, or five (5) business days after the postmark date.

8.5 ENTIRE AGREEMENT. This Agreement is the complete and exclusive statement of the understandings of the parties, and supersedes and merges all prior proposals and understandings, whether oral or written, relating to the subject matter of this Agreement. This Agreement may not be modified except in writing, signed by an officer of Informix and a duly authorized representative of Licensee, and expressly referring to this Agreement.

8.6 PURCHASE ORDERS. Any purchase order or other document issued by Licensee is for administrative convenience only. In the event of any conflict between this Agreement and any purchase order, this Agreement shall prevail.

8.7 WAIVER. The waiver of one breach or default shall not constitute the waiver of any subsequent breach or default, and shall not act to amend or negate the rights of the parties.

8.8 DEFINITIONS AND SECTION HEADINGS. Singular terms shall be construed as plural, and vice versa, where the context requires. Section headings are for purposes of convenience and shall not be considered part of this Agreement.

8.9 GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of California, U.S.A. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to any transactions under this Agreement, whether between Informix and Licensee, or between Licensee and any Sublicensee. Licensee hereby submits to the jurisdiction of the appropriate state or federal courts in California. Informix at its option may seek to enforce, or prevent a breach of, any term of this Agreement in the appropriate courts of any state or country in which the Products are distributed by Licensee or a

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     Sublicensee, or in which Licensee maintains an office. The prevailing party in any suit instituted under this Agreement will be entitled to recover all costs, expenses and reasonable attorneys' fees incurred in such action.

8.10 EFFECT OF INVALID SECTION. If any provision of this Agreement is declared invalid by any tribunal, then such provision shall automatically be revised to the minimum extent necessary to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so revised, the provision shall be deemed deleted from this Agreement. In either case, the remaining provisions of this Agreement shall remain in effect.

SECTION 9. DEFINITIONS

"APPLICATION PACKAGE" means the Object Code form of the VAR Program distributed in conjunction with a Product.

"COMPUTER SYSTEM" means the computer, operating system, peripheral devices and related software specified in Exhibit A, Section 1, of this Agreement, on which Licensee has the right to distribute the Application Package.

"DISTRIBUTION TERRITORY" means the geographical region specified in Exhibit A,
Section 2, of this Agreement, in which Licensee is authorized to exercise the licenses granted under this Agreement.

"DISTRIBUTOR" means a third party appointed by Licensee pursuant to this Agreement, which is a full-time operator of one or more locations from which computers, related equipment and/or computer software are distributed to Resellers.

"EFFECTIVE DATE" means the date of execution of this Agreement by Informix, as indicated on the signature page.

"END USER" means any third party individual, business or governmental customer of Licensee of Sublicensee, which acquires one or more copies of the Products for use in conjunction with the Application Package for personal or internal business use in accordance with the End User License Agreement, and not for transfer to others.

"END USER LICENSE AGREEMENT" means the standard Informix agreement accompanying each copy of the Product, which specifies the terms and conditions of the license granted by Informix to the End User to use the Product.

"NEW PRODUCT" means the Object Code form of a computer software program, including all User Documentation: (a) which Informix in its sole discretion designates as a New Product; (b) which is made generally commercially available by Informix; and (c) which is marketed by Informix as a separate and distinct computer program, even if the New Product is in any manner derived from, or is capable of being integrated or used with, any other Informix product.

"NEW VERSION" means any modification of a Product for which Informix, in its sole discretion, changes the number to the left of the first decimal point in the Product version number, e.g., a change from version 3.10.01 to 4.0.

"OBJECT CODE" means the machine-readable computer code which enables the computer to execute the programs that comprise the Products, which is derived from the Source Code to the Products by a process generally referred to as compilation, and which may be stored in a variety of magnetic media or other formats.

"OPERATING SYSTEM" means a computer program which directs the basic functions of a computer.

"PRICE LIST" means the Informix suggested retail price list in effect at the time Licensee orders Products from Informix, and in the country where Licensee distributes the Products. The Price Lists which shall apply to this Agreement are as listed in Exhibit B, Section 3, of this Agreement. By its execution of this Agreement, Licensee acknowledges receipt of a copy of the Price List(s) in effect on the Effective Date of this Agreement. Informix reserves the right to change the Price List at any time on ninety (90) days' notice to Licensee.

"PRODUCTS" means the standard proprietary Informix software program packages listed in Exhibit A, Section 1, of this Agreement, each of which includes: (a) the Object Code form of the computer programs on magnetic media; (b) User Documentation; and (c) the End User License Agreement. User Documentation is not included with the runtime versions of Products.

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"RESELLER" means a third party appointed by Licensee pursuant to this Agreement, which is a full-time operator of one or more retail locations from which computers, related equipment and/or computer software, including the Application Package, are distributed solely to End Users.

"SOURCE CODE" means the underlying computer programs: (a) which comprise the Products; (b) which are readable by human beings when displayed on a monitor or printed on paper, regardless of the media on which the programs are stored; and
(c) which must be translated, by a process generally known as compilation into Object Code before the Products can be executed by a computer.

"SUBLICENSEE" means, as the context requires, a Distributor or Reseller which is granted sublicensing rights under this Agreement.

"TRADEMARK USE POLICY" means the legal guideline manual, as amended from time to time, which contains the Informix policies and procedures describing the proper usage of Informix trademarks, service marks, and logos for the purposes authorized under this Agreement. By its execution of this Agreement, Licensee acknowledges receipt of a copy of the Trademark Use Policy.

"UPDATE" means any modification of a Product for which Informix, in its sole discretion, changes a number to the right of the first decimal point in the Product version number, e.g., a change from version 3.10 to 3.30.

"USER DOCUMENTATION" means the Informix user manual(s) and other related written materials regarding the proper installation and use of the Products, which are normally distributed to End Users with the Products.

"VAR PROGRAM" means an application computer program which is developed by Licensee and is proprietary to Licensee.

SECTION 10. EXHIBITS

Exhibits included and made a part of this Agreement are:

Exhibit A: PRODUCTS & COMPUTER SYSTEMS DISTRIBUTION TERRITORY TERM

Exhibit B: FEES, DISCOUNTS AND PAYMENTS PRICE LISTS

Exhibit C: STANDARD MAINTENANCE SERVICES AND FEES

Exhibit D: EXPORT PROVISIONS

The parties have executed duplicate originals of this Agreement, by their duly authorized representatives.

LICENSEE:

Caseware, Inc.
------------------------------------------
(Name)

3530 Hyland Ave.
------------------------------------------
(Address)

Costa Mesa, CA 92626
------------------------------------------

(714) 754-0308
------------------------------------------
(Telephone Number)

/s/ Fred B. Cox
------------------------------------------
(Signature)

Fred B. Cox
------------------------------------------
(Printed Name/Title)

9-24-92
------------------------------------------
(Date)

INFORMIX SOFTWARE, INC.
4100 Bohannon Drive
Menlo Park, California 94025
Attn: General Counsel
(415) 926-8300

/s/ David H. Stanley
------------------------------------------
(Signature)

David H. Stanley, Vice President Legal
and General Counsel
------------------------------------------
(Printed Name/Title)

9-24-92
------------------------------------------
(Date)

                                       9.

                                    EXHIBIT A


SECTION 1. PRODUCTS AND COMPUTER SYSTEMS LICENSED.

1.1 AUTHORIZED PRODUCTS. The following Products are licensed for the uses specified in this Agreement and as described in the User Documentation. The Products shall be licensed for the U.S. English language only.

     C-ISAM

     INFORMIX-SQL
     RUNTIME INFORMIX-SQL

     INFORMIX-ESQL/C
     RUNTIME INFORMIX-ESQL/C

     INFORMIX-ESQL/COBOL

     INFORMIX-ESQL/FORTRAN

     INFORMIX-4GL
     RUNTIME INFORMIX-4GL

     INFORMIX-4GL Rapid Development System
     RUNTIME INFORMIX-4GL Rapid Development System

     INFORMIX-4GL Interactive Debugger

     INFORMIX-NET PC

     INFOMRIX-NET TCP/IP
     RUNTIME INFORMIX-NET TCP/IP
     INFORMIX-NET TURBO TCP/IP

     INFORMIX-NET StarLAN
     INFORMIX-NET StarGroup
     RUNTIME INFORMIX-NET StarGroup
     INFORMIX-NET TURBO StarLAN

     INFORMIX-STAR TCP/IP
     RUNTIME INFORMIX-STAR TCP/IP
     INFORMIX-STAR StarGroup
     RUNTIME INFORMIX-STAR StarGroup

     INFORMIX-QuickStep

     INFORMIX Standard Engine

     RUNTIME INFORMIX Standard Engine
     INFORMIX-TURBO
     INFORMIX-OnLine
     RUNTIME INFORMIX-OnLine

1.2 AUTHORIZED COMPUTER SYSTEMS. The Products are authorized only for use on the following Computer Systems: As generally available on the Informix Product Availability List published from time to time by Informix.

SECTION 2. DISTRIBUTION TERRITORY.

Licensee's Distribution Territory shall be:  UNITED STATES AND CANADA

SECTION 3. TERM

The initial term of this Agreement shall be one (1) year from the Effective Date of this Agreement, unless terminated earlier under the provisions of Section 7 of this Agreement. This Agreement will automatically renew for additional one
(1) year terms unless terminated under the provisions of Section 7 or upon ninety (90) days' prior written notice by either party.

                                    EXHIBIT B

                          FEES, DISCOUNTS AND PAYMENTS


SECTION 1. DISCOUNTS/FEES.

BASE DISCOUNTS: Licensee shall receive a [***] discount off the then current Informix Price List for Products licensed under this Agreement. (Discounts shall not apply to User Documentation ordered separately, marketing collateral materials or maintenance.)

SECTION 2. OTHER PRODUCTS, GOODS OR SERVICES.

Any products, goods or services provided by Informix to Licensee for which no fee or other charge is specified in this Agreement shall be provided at full retail price, unless Informix, in its sole discretion, elects to offer a lower price to Licensee.

SECTION 3. PRICE LIST.

The Price List which shall apply to Products licensed under this Agreement is:
[***]

SECTION 4. GENERAL PAYMENT PROVISIONS.

4.1 Licensee shall pay Informix the amounts shown pursuant to this Agreement on or before the dates such payments become due or within thirty (30) days of the date of Informix's invoice therefor. In the event Informix determines, in its sole discretion, that Licensee does not have a sufficient credit rating to support "net-30" terms, Licensee agrees that until such credit rating is supported, it shall prepay for Informix Products and/or services. Unless otherwise expressly provided in this Agreement, all amounts due to Informix hereunder shall be paid by Licensee to the address specified on the invoice. Anything to the contrary notwithstanding, Informix may invoice Licensee thirty (30) or more days prior to the due date of any specified payment under this Agreement, without the necessity of a purchase order or other document being issued by Licensee. Issuance of such an invoice shall not accelerate the due date of the payment, unless the acceleration is otherwise expressly provided for in this Agreement. In the event Licensee is overdue in making payments to Informix, Informix may suspend performance until Licensee has made the required payments.

4.2 CURRENCY AND INTEREST. All payments shall be in United States currency, and any amount not paid when due shall bear interest at one and one-half percent (1.5%) per month, or the maximum rate allowed by the governing law under this Agreement. Costs of conversion, collection and related bank charges shall be paid by Licensee.

4.3 TAXES, TARIFFS AND TRANSPORTATION COSTS. All present or future domestic or foreign sales, use, value-added, personal property, withholding, excise or other similar taxes, all export or import taxes, duties, tariffs or charges, and all transportation expenses related to the shipment of any Product or other material to Licensee, or which become due based on any transaction under this Agreement, shall be paid directly by Licensee or Licensee shall reimburse Informix following receipt of Informix's invoice for any such amount paid by Informix. If Licensee supplies Informix with tax exemption certificates issued by the appropriate taxing authorities which result in abatement of the tax and refund of previously paid taxes, then Licensee shall be similarly relieved of liability for such tax, and shall receive a refund of any amounts previously paid to Informix on account thereof. Any such refund shall be paid within thirty (30) days of Informix's receipt of the refund from the appropriate taxing authority. If an audit of either party by a governmental authority results in an assessment of any such taxes, tariffs or other charges, Licensee shall pay the amount due, plus any applicable interest, penalties and other costs, on demand by Informix.

                                               *Confidential Treatment Requested

                                    EXHIBIT C

                     STANDARD MAINTENANCE SERVICES AND FEES


SECTION 5. MAINTENANCE SERVICES.

5.1  Licensee agrees to:

     (a) purchase maintenance from Informix on the then standard applicable Informix business terms in effect at the time, for each initial copy of each Product acquired by Licensee from Informix for internal development use of the VAR Program;

     (b) provide the first level of support and skilled instruction to End Users regarding the use and installation of the Application Package;

     (c) provide, using skilled support technicians experienced in the computer industry, post delivery technical support and assistance to the End Users of Licensee and Licensee's Sublicensees which acquire the Application Package, in order to answer their questions regarding the use and operation of the Application Package and any technical problems encountered.

5.2 LATE PAYMENT. If Licensee fails to make any maintenance fee payment when due, Informix shall have no obligation to provide any further maintenance coverage until Informix receives payment in full for each payment missed.

                                    EXHIBIT D

                                EXPORT PROVISIONS


EXPORTS AND RE-EXPORTS. The following export and re-export restrictions apply if Licensee is authorized to distribute Products under this Agreement outside of the United States:

(1) Unless explicitly permitted by the Export Administration Regulations (EAR) of the United States Department of Commerce, or prior written authorization is given by the Office of Export Licensing:

     (a) Licensee and Sublicensees will not export or re-export, either directly or indirectly, either the Products or any direct product thereof, to Country Groups Q, S, W, Y, or Z, as identified in the EAR, or to the People's Republic of China, or to Afghanistan;

     (b) Neither Licensee nor Sublicensees will distribute or otherwise make available either the Products, or any direct product thereof, to, or for use by or for, any military or police entities of the Republic of South Africa as identified in the EAR;

(2) Licensee and Sublicensees shall comply with all requirements of the EAR, the International Traffic in Arms Regulations of the U.S. Department of State, or any other applicable law or administrative regulation of the United States Government, as those laws, regulations, and rules are changed from time to time.

(3) The obligations of this Exhibit D shall survive the termination of this Agreement, regardless of the reason for termination.

(4) WORLDWIDE DISTRIBUTION RESTRICTION. Informix reserves the right to identify in writing to Licensee one or more countries where copyright, trademark and other intellectual property and proprietary rights laws are insufficient to fully protect Informix's rights therein. In any country so identified by Informix, Licensee shall not, directly or indirectly, distribute any Products or exercise any of the rights granted under this Agreement. Licensee agrees to take all actions and execute all documents reasonably requested by Informix to ensure: (a) protection, within any country in which the Products are distributed by Licensee or a Sublicensee, of Informix's intellectual property rights, proprietary right, trade secrets and confidential information provided to Licensee hereunder; and (b) the enforceability of all terms and conditions of this Agreement within each such country. All such actions shall be at Licensee's and/or Sublicensee's sole expense.

                                                             Contact No. 6458-01

                        PREMIER VAR TERMS AND CONDITIONS
               AMENDMENT #1 TO THE VALUE ADDED RESELLER AGREEMENT

The parties to this Amendment #1 to the Value Added Reseller Agreement effective September 24, 1992 (the "Agreement") are Informix Software, Inc. ("Informix") and the party identified in the signature block ("Licensee"), both having principal places of business at the addresses specified in the signature block below. This Amendment #1 is made as of the Effective Date hereinafter set forth.

This Amendment #1 is made with reference to Paragraph 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by an officer of Informix and a duly authorized representative of Licensee which expressly refers to the Agreement. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

IT IS HEREBY MUTUALLY AGREED AND UNDERSTOOD:

SECTION 6. Paragraph 1.1(a) is hereby restated as follows:

     "a. obtain from Informix either the finished "shrink-wrap" version of Products or serial numbers and keys with distribution masters in order for Licensee to manufacture Products for: (a) internal development purposes of the VAR Program; and (b) distribution to Sublicensee and End User in conjunction with the Application Package. Each complete or partial copy of the Product manufactured by Licensee shall bear both a written serial number assigned by Informix in Informix's standard format and Informix's standard copyright and proprietary data legends, as specified on the original copy delivered to Licensee by Informix; Licensee may also copy portions of the Informix installation documentation for inclusion in Licensee's manuals, provided that (1) Licensee shall preserve any and all intellectual or proprietary rights notices within such documentation; and
     (2) the same shall be produced and/or reproduced by means of quality consistent with that produced by Informix, using such camera-ready artwork as Informix may provide."

SECTION 7. Section 3.c of the Agreement is revised to read as follows:

     "Licensee shall indemnify and hold harmless Informix from and against any loss, claim, or damage ensuing to Informix arising from Licensee's failure or refusal to secure, in the end user license agreement to be employed by Licensee for licensing to end users, the same protections of Informix's rights under the Informix End User License Agreement."

SECTION 8. The third sentence of Paragraph 4.2 of the Agreement is hereby restated as follows:

     "Within twenty (20) days of the end of each month, Licensee shall provide Informix with a copy of the Copy Records for the previous month."

SECTION 9. The words "five percent (5%)" in the tenth line of Section 4.3 of the Agreement are revised to read [***].


                                        1.     *Confidential Treatment Requested

SECTION 10. Paragraph 5.1.b of the Agreement is amended to include, "INFORMIX
            MAKES NO WARRANTIES OF ANY TYPE WITH REGARD TO THE MEDIA FOR PRODUCTS MANUFACTURED BY LICENSEE."

SECTION 11. Paragraph 5.4.d of the Agreement is restated in its entirety to read, "the manufacturing or marketing of the Products by Licensee or Sublicensees."

SECTION 12. Exhibit A is amended to the extent that manufacturing rights shall extend only to the following Products: INFORMIX-SQL; Runtime INFORMIX-SQL; Runtime INFORMIX-NET TCP/IP; Runtime INFORMIX-NET StarGroup; Runtime INFORMIX-STAR TCP/IP; Runtime INFORMIX-STAR StarGroup; Runtime INFORMIX-OnLine;

SECTION 13. Exhibit A, Section 2, is amended to provide that the Licensee's
            Distribution Territory is worldwide.

SECTION 14. The words "one (1) year" and "ninety (90) days" in the first and third lines, respectively, of Exhibit A, Section 3, are revised to read "three (3) years" and "one hundred and eighty (180) days," respectively.

SECTION 15. Exhibit B, Section 1, "Base Discounts" shall be restated as follows:

     Nonrefundable Prepayment. Licensee and Informix expressly agree that Licensee has made a guaranteed, nonrefundable commitment to pay one hundred and fifteen thousand dollars (US$115,000.00) in fees pertaining to object code license fees and initial standard support, in accordance with the schedule below ("Nonrefundable Prepayment").

     PAYMENT             DUE DATE (ON OR BEFORE)          APPLICABLE TO:
     -------             ----------------------           -------------
      [***]              Effective Date                   Product licenses
      [***]              Effective Date                   Initial maintenance
      [***]              January 15, 1993                 Product licenses
      [***]              April 15, 1993                   Product licenses
      [***]              July 15, 1993                    Product licenses


     Any payment below which falls due on a weekend or public holiday shall be due on the business day immediately preceding the weekend day or public holiday. In the event Licensee orders Products exceeds the contract payments actually paid to Informix as specified below, Licensee shall be liable for payment to Informix of any excess amount. Such amount shall be immediately due and payable in accordance with Informix's invoice for same and shall be applied to the next payment due in the payment schedule, if any. Any payment made beyond the amount due on any of the above-referenced due dates shall operate to reduce the next due payment dollar for dollar, but will otherwise not affect due dates.

     Contract Maintenance: [***] of the Nonrefundable Prepayment shall be attributable to initial (first year) maintenance for only Runtime version Products licensed by Licensee pursuant to this Agreement. The initial maintenance effective period shall be the


                                       2.      *Confidential Treatment Requested

     Effective Date of this Agreement through the first anniversary of this Agreement. Renewal maintenance may not be deducted from any prepayments made by Licensee.

     Discounts. Licensee shall receive pricing on Products licensed under this Agreement according to the following, until the first anniversary of the Effective Date of Amendment #1:

     (a) a. Licensee shall receive a discount of [***] off of the then-current Informix Americas Price List for all Development version Products, with reference to the applicable machine class and user band pricing set forth therein;

     (b) b. For each server platform, Licensee shall pay to Informix a fee to acquire one (1) license to each of INFORMIX-OnLine and INFORMIX-STAR TCP/IP (collectively, "Server Software"), respectively, according to the following:

           MANUFACTURER/MODEL                             TOTAL SERVER SOFTWARE PRICE
           ------------------                             ---------------------------
           HP 9000/370, 375, 400                                     [***]
           HP 9000/720, 808                                          [***]
           Sun Sparc (370, 2)                                        [***]
           Sun 4/280                                                 [***]
           Sun Sparc 4/470, 4/490                                    [***]
           All C platforms not listed above                          [***]
           All D platforms not listed above                          [***]
           All E, F platforms not listed above                       [***]


     (c)  c.   For each client platform, Licensee shall acquire at least one (1)
license to each of INFORMIX ESQL/C and INFORMIX-NET TCP/IP (collectively, "Client Software"), respectively. For each single combination of INFORMIX-ESQL/C and INFORMIX-NET TCP/IP, Licensee shall pay to Informix a total license fee of [***].

     Any discounts reflected by the above shall not apply to User Documentation ordered separately, marketing collateral materials or maintenance.

SECTION 16. The following is added to Exhibit B, Section 3:

     "It is provided, however, that the applicable price for Products for delivery in or to the regions of Europe and Africa shall be [***] that of the [***] Price List, and Licensee shall provide to Informix, as part of the regular reporting requirements as referenced in Section 4.2 of the Agreement, detailed reports of sales of licenses to Products within Europe and Africa, including without limitation the names and complete addresses of the recipients of such licenses."

                                       3.      *Confidential Treatment Requested

                                                             Contact No. 6458-01


SECTION 17. Exhibit C, Section 1, "Maintenance Services" is modified to add a new Paragraph 1.3 as follows:

     "If Licensee does not resell its own support services to End Users for the Products, Licensee may purchase the initial Informix standard maintenance services for resale to End Users under Informix's then current terms and conditions."

SECTION 18. This Amendment #1 shall be effective as of the last date signed below ("Effective Date").

The parties have executed duplicate originals of this Agreement, by their duly authorized representative.

LICENSEE:                                 INFORMIX:

CASEWARE, INC.                            INFORMIX SOFTWARE, INC.
3530 Hyland Avenue                        4100 Bohannon Dr.
Costa Mesa, California 92626              Menlo Park, California 94025
Attn:  Fred Cox                           Attn:  General Counsel
(714) 754-0308                            (415) 926-6300

/s/ Fred B. Cox                           /s/ David H. Stanley
-------------------------------------     --------------------------------------
(Signature)                               (Signature)

Fred B. Cox                               David H. Stanley, Vice President Legal
-------------------------------------     and General Counsel
(Printed Name/Title)                      --------------------------------------
                                          (Printed Name/Title)

September 24, 1992                        9-24-92
-------------------------------------     --------------------------------------
(Date)                                    (Date)

                                       4.

                                                             Contact No. 6458-02

                                  AMENDMENT #2


     This Amendment #2 ("Amendment #2) to the Value Added Reseller License Agreement effective September 24, 1992 between Informix Software, Inc. ("Informix") and Caseware, Inc. ("Licensee"), as amended by Amendment #1 effective September 24, 1992 ("Amendment #1") ("Agreement"), having respective principal places of business as set forth in the signature block below, is made as of the Effective Date hereinafter set forth.

     This Amendment #2 is made with reference to Section 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by a duly authorized representative of Informix and Licensee which expressly refers to the Agreement. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

IT IS HEREBY MUTUALLY AGREED AND UNDERSTOOD:

SECTION 19. Section 1.1 of the Agreement is hereby restated as follows:

     19.1 NONEXCLUSIVE LICENSE GRANT. Informix hereby grants to Licensee, subject to Paragraph 1.2 of this Agreement, the following non-transferable, royalty-bearing, nonexclusive licenses which may be exercised solely within the Distribution Territory. Licensee is hereby designated as an "Industrial Manufacturer", and is given the right to use internally and so embed one or more Products in a machine other than a traditional computer system that the user of the machine is unable to discern at any time that the Products are in use. For purposes of this Agreement, as amended by Amendment #2, all references to "Value Added Reseller" and "VAR", as applicable to Licensee, are hereby deleted and replaced with "Industrial Manufacturer" Licensee may:

          (a) obtain from Informix either the finished "shrink-wrap" version of Products or serial numbers and keys with distribution masters in order for Licensee to manufacture Products for: (a) internal development purposes of the Industrial Manufacturer program; and
               (b) distribution to Sublicensee and End User only as part of the Application Package. Each complete or partial copy of the Product manufactured by Licensee shall bear both a written serial number assigned by Informix in Informix's standard format and Informix's standard copyright and proprietary data legends, as specified on the original copy delivered to Licensee by Informix; Licensee may also copy portions of the Informix installation documentation for inclusion in Licensee's manuals, provided that (1) Licensee shall preserve any and all intellectual and/or proprietary rights notices within such documentation; and (2) the same shall be produced and/or reproduced by means of quality consistent with that produced by Informix, using such camera-ready artwork as Informix may provide.

          (b) grant the right for one or more Distributors to distribute and sublicense the Products, as part of the Application Packages, to Resellers or End Users.

          (c) use the Informix trademarks and/or service marks solely to promote the distribution of the Products with or as part of the Application Packages, provided such use conforms to the Informix Trademark Use Policy.

                                       1.

SECTION 20. The definition of "Application Package" in Section 9 of the
            Agreement is hereby restated in its entirety as follows:

     "APPLICATION PACKAGE" means the combination of Industrial Manufacturer hardware, Industrial Manufacturer program and one or more Products.

SECTION 21. Exhibit A, Section 1.1 of the Agreement is hereby restated as follows:

     21.1 AUTHORIZED PRODUCTS. The following Products are licensed for the uses specified in this Agreement and as described in the User Documentation. The Products shall be licensed for the U.S. English language only. Licensee's manufacturing rights shall extend only to the Products listed hereinbelow.

          PRODUCTS
          --------------------------------------
          INFORMIX-SQL                              INFORMIX-NET PC
          INFORMIX-SQL Runtime                      INFORMIX-NET TCP/IP
                                                    INFORMIX-NET TCP/IP Runtime

          INFORMIX-ESQL/C                           INFORMIX-NET StarGroup
          INFORMIX-ESQL Runtime                     INFORMIX-NET StarGroup
                                                    Runtime

          INFORMIX-4GL
          INFORMIX-4GL Runtime                      INFORMIX-STAR TCP/IP
          INFORMIX-4GL Rapid Development System     INFORMIX-STAR TCP/IP Runtime
          INFORMIX-4GL Rapid Development System     INFORMIX-STAR StarGroup
          Runtime
          INFORMIX-4GL Interactive Debugger         INFORMIX-STAR StarGroup Runtime
                                                    Wingz 1.1
          INFORMIX -OnLine
          INFORMIX- OnLine Runtime

          INFORMIX-SE
          INFORMIX-SE Runtime

          MANUFACTURING RIGHTS
          --------------------
          INFORMIX-SQL Runtime
          INFORMIX-ESQL Runtime
          INFORMIX-NET TCP-IP Runtime
          INFORMIX-NET StarGroup Runtime
          INFORMIX-STAR TCP/IP Runtime
          INFORMIX-STAR StarGroup Runtime
          INFORMIX-OnLine Runtime

                                       2.

                                                             Contact No. 6458-02


SECTION 22. Exhibit A, Section 2 of the Agreement is hereby restated in its entirety as follows:

     SECTION 2. DISTRIBUTION TERRITORY. Licensee's Distribution Territory shall be worldwide for the runtime version only of the Products and United States and Canada only for the development version of the Products.

SECTION 23. Exhibit B, Section 1, "Base Discounts" is hereby restated in its entirety as follows:

     1. NONREFUNDABLE PREPAYMENT. Licensee and Informix expressly agree that Licensee has made a guaranteed, nonrefundable commitment to pay [***] in fees pertaining to object code license fees and initial standard support, in accordance with the schedule below ("Nonrefundable Prepayment").

          PAYMENT                  DUE DATE                                APPLICABLE
          -------     ---------------------------------------           -------------------
           [***]      Upon the Effective Date of Amendment #1           Product licenses
           [***]      Upon the Effective Date of Amendment #1           Initial maintenance
           [***]      On or before January 15, 1993                     Product licenses
           [***]      On or before April 15, 1993                       Product licenses
           [***]      On or before July 15, 1993                        Product licenses
           [***]      TOTAL


     2. Any payment above which falls due on a weekend or public holiday shall be due on the business day immediately preceding the weekend day or public holiday. In the event Licensee orders Products exceeds the contract payments actually paid to Informix as specified above, Licensee shall be liable for payment to Informix of any excess amount. Such amount shall be immediately due and payable in accordance with Informax's invoice for same and shall be applied to the next payment due in the payment schedule, if any. Any payment made beyond the amount due on any of the above-referenced due dates shall operate to reduce the next due payment dollar for dollar, but will otherwise not affect due dates.

     3. CONTRACT MAINTENANCE. [***] of the Nonrefundable Prepayment shall be attributable to initial (first year) maintenance for only the runtime version of the Products licensed by Licensee pursuant to this Agreement. The initial maintenance effective period shall be the Effective Date of this Effective Date of this Agreement through the first anniversary of this Agreement. Renewal maintenance may not be deducted from any prepayments made by Licensee.

     4. DISCOUNTS. Licensee shall receive pricing on Products licensed under this Agreement according to the following, until September 24, 1993.

          (a) Licensee shall receive a discount of [***] off the then-current Price List for all Products, except as set forth in paragraphs b and c hereinafter.

          (b) For each server platform, Licensee shall pay to Informix a fee to acquire one (1) license to each of INFORMIX-OnLine Runtime and INFORMIX-STAR TCP/IP Runtime (collectively, "Server Software"), respectively, according to the following:

                                       3.      *Confidential Treatment Requested

                      MANUFACTURER /MODEL             TOTAL SERVER SOFTWARE PRICE
               -----------------------------------    ---------------------------
               HP 9000/370, 375, 400                              [***]
               HP 9000/720, 808                                   [***]
               Sun Sparc (370, 2)                                 [***]
               Sun 4/280                                          [***]
               Sun Sparc 4/470, 4/490                             [***]
               All C platforms not listed above                   [***]
               All D platforms not listed above                   [***]
               All E, F platforms not listed above                [***]


          (c) For each client platform, Licensee shall acquire at least one (1) license to each of INFORMIX-ESQL Runtime, INFORMIX-OnLine Runtime, and INFORMIX-NET TCP/IP Runtime (collectively, "Client Software"), respectively. For each single combination of INFORMIX-ESQL Runtime and INFORMIX-NET TCP/IP Runtime, Licensee shall pay to Informix a total license fee of [***]

SECTION 24. Exhibit B, Section 3 of the Agreement is hereby restated in its entirety as follows:

     SECTION 3. PRICE LIST.

     The price list which shall apply to Products licensed under this Agreement is: [***]

SECTION 25. Exhibit C, Section 1.3 of the Agreement is hereby deleted in its entirety.

SECTION 26. This Amendment #2 shall be effective as of the last date signed below ("Effective Date").

     The parties have executed duplicate originals of this Agreement, by their duly authorized representatives.

                                       4.      *Confidential Treatment Requested

LICENSEE:                                 INFORMIX

CASEWARE, INC.                            INFORMIX SOFTWARE, INC
108 Pacifica                              4100 Bohannon Drive
Irvine, California 92718                  Menlo Park, California 34025
Attn: Fred Cox                            Attn: General Counsel
(714) 754-0308                            (415) 926-6300

/s/ Fred B. Cox                           /s/ David H. Stanley
-------------------------------------     --------------------------------------
Signature                                 Signature

Fred B. Cox                               David H. Stanley, Vice President Legal
-------------------------------------     and General Counsel
Printed Name/Title                        -------------------------------------
                                          Printed Name/Title

3/5/93                                    3-5-93
-------------------------------------     --------------------------------------
Date                                      Date

                                       5.

                                                             Contact No. 6458-03


                                  AMENDMENT #3


     This Amendment #3 ("Amendment #3") to the Value Added Reseller License Agreement effective September 24, 1992 between Informix Software, Inc. ("Informix") and Caseware, Inc. ("Licensee"), as amended by Amendment #1 effective September 24, 1992 ("Amendment #1") and Amendment #2 effective March 5, 1993 ("Amendment #2") ("Agreement"), having respective principal places of business as set forth in the signature block below, is made as of the Effective Date hereinafter set forth.

     This Amendment #3 is made with reference to Section 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by a duly authorized representative of Informix and Licensee which expressly refers to the Agreement. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

IT IS HEREBY MUTUALLY AGREED AND UNDERSTOOD:

SECTION 27. Exhibit B, Section 1(4) is hereby restated in its entirety as follows:

     "4. DISCOUNTS. Licensee shall receive pricing on Products licensed under this Agreement according to the following, until September 24, 1995.

          a. Licensee shall receive a discount of [***] off the then-current Price List for all Products, except as set forth in paragraph b hereinafter.

          b.   For bundles of INFORMIX-ESQL Runtime Version 5.xx,
               INFORMIX-OnLine Runtime Version 5.xx, INFORMIX-STAR TCP/IP Runtime Version 5.xx and INFORMIX-NET TCP/IP Runtime Version 5.xx manufactured by Licensee as provided in this Agreement, Licensee shall pay to Informix a total license fee of [***] per user."

SECTION 28. This Amendment #3 shall be effective as of the last date signed below ("Effective Date").

     The parties have executed duplicate originals of this Agreement, by their duly authorized representatives.

                                               *Confidential Treatment Requested




                                       1.

                                                             Contact No. 6458-03


LICENSEE:                                 INFORMIX:

CASEWARE, INC.                            INFORMIX SOFTWARE, INC.
108 North Pacifica, 2nd Floor             4100 Bohannon Drive
Irvine, California 92718                  Menlo Park, California 34025
Attn:  Fred Cox                           Attn:  General Counsel
(714) 453-2200                            (415) 926-6300

/s/ Fred B. Cox                           /s/ David H. Stanley
-------------------------------------     --------------------------------------
(Signature)                               (Signature)

Fred B. Cox                               David H. Stanley, Vice President Legal
-------------------------------------     and General Counsel
(Printed Name/Title)                      --------------------------------------
                                          (Printed Name/Title)

8-26-93                                   8-26-93
-------------------------------------     --------------------------------------
(Date)                                    (Date)

                                       2.

                                                             Contact No. 6458-04

                                  AMENDMENT #4


     This Amendment #4 ("Amendment #4") to the Value Added Reseller License Agreement effective September 24, 1992 between Informix Software, Inc. ("Informix") and Caseware, Inc. ("Licensee"), as amended by Amendment #1 effective September 24, 1992 ("Amendment #1"), Amendment #2 effective March 5, 1993 ("Amendment #2") and Amendment #3 effective August 26, 1993 ("Amendment #3") ("Agreement"), having respective principal places of business as set forth in the signature block below, is made as of the Effective Date hereinafter set forth.

     This Amendment #4 is made with reference to Section 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by a duly authorized representative of Informix and Licensee which expressly refers to the Agreement. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

IT IS HEREBY MUTUALLY AGREED AND UNDERSTOOD:

SECTION 29. Exhibit B, Section 1.4. is hereby restated in its entirety as follows:

     "4. DISCOUNTS. Licensee shall receive pricing on Products licensed under this Agreement according to the following, until September 24, 1995.

          a. Licensee shall receive a discount of [***] off the then-current Price List for all Products, except as set forth in paragraph b hereof.

          b. For bundles of INFORMIX-ESQL Runtime Version 5.xx or 6.xx, INFORMIX-OnLine Runtime Version 5.xx or 6.xx, INFORMIX-STAR TCP/IP Runtime Version 5.xx or 6.xx and INFORMIX-NET TCP/IP Runtime Version 5.xx or 6.xx manufactured by Licensee as provided in this Agreement, Licensee shall pay to Informix a total license fee of [***] per user."

SECTION 30. This Amendment #4 shall be effective as of the last date signed below ("Effective Date").

     The parties have executed duplicate originals of this Agreement, by their duly authorized representatives.

                                       1.      *Confidential Treatment Requested

                                                             Contact No. 6458-04



LICENSEE:                                 INFORMIX:

CASEWARE, INC.                            INFORMIX SOFTWARE, INC.
108 North Pacifica, 2nd Floor             4100 Bohannon Drive
Irvine, California 92718                  Menlo Park, California 34025
Attn:  Fred Cox                           Attn:  General Counsel
(714) 453-2200                            (415) 926-6300

/s/ Fred B. Cox                           /s/ John Wolfe
-------------------------------------     --------------------------------------
(Signature)                               (Signature)

Fred B. Cox, President                    John Wolfe, Corporate Counsel
-------------------------------------     --------------------------------------
(Printed Name/Title)                      (Printed Name/Title)

Aug. 2, 1994                              8-2-94
-------------------------------------     --------------------------------------
(Date)                                    (Date)

                                       2.

                                                             Contact No. 6458-05


                                  AMENDMENT #5

     This Amendment #5 ("Amendment #5") to the Value Added Reseller License Agreement effective September 24, 1992 between Informix Software, Inc. ("Informix") and Continuous Software, previously known as Caseware, Inc. ("Licensee"), as amended by Amendment #1 effective September 24, 1992 ("Amendment #1"), Amendment #2 effective March 5, 1993 ("Amendment #2"), Amendment #3 effective August 26, 1993 ("Amendment #3") and Amendment #4 effective August 2, 1994 ("Amendment #4") (collectively, the "Agreement"), having respective principal places of business as set forth in the signature block below, is made as of the Amendment #5 Effective Date hereinafter set forth.

     This Amendment #5 is made with reference to Section 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by a duly authorized representative of Informix and Licensee which expressly refers to the Agreement. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

IT IS HEREBY MUTUALLY AGREED AND UNDERSTOOD:

SECTION 31. This Agreement is hereby amended by adding the following Exhibit E.

                                    EXHIBIT E
                              UNLIMITED USE LICENSE

     1. UNLIMITED USE LICENSE. Licensee shall pay to Informix the irrevocable, nonrefundable amount of $1,800,000 (the "Payment") for the right to manufacture, embed and distribute an unlimited number of copies of INFORMIX-OnLine Runtime, INFORMIX-STAR TCP/IP Runtime, INFORMIX-ESQL Runtime and INFORMIX-NET TCP/IP Runtime ("Unlimited Use Products"), or their successors, within Licensee's configuration management product until the fifth anniversary of the Amendment #5 Effective Date ("Unlimited Use License"). Licensee shall pay installments of the Payment to Informix in accordance with the following schedule:

              PAYMENT                    DUE DATE
          ----------------     ------------------------------
            $1,200,000.00      Upon execution of Amendment #5
            $  200,000.00      On or before June 15, 1995
            $  200,000.00      On or before September 15, 1995
            $  200,000.00      On or before December 15, 1995
          ----------------
            $1,800,000.00


          The Payment is not inclusive of fees for INFORMIX-Assurance (formerly "Basic Maintenance") services for the Unlimited Use Products. The Payment price set forth above is not subject to any Discounts set forth in the Agreement.

                                       1.

     2. ROYALTY PAYMENTS. In the event Licensee's total gross revenues for its configuration management product during any period up to twelve (12) months in duration exceed [***] at any time during the term of the Unlimited Use License, Licensee shall, within ten (10) days of the end of each month thereafter until the firth anniversary of the Amendment #5 Effective Date, pay to Informix monthly [***] of the prior month's revenues for such product ("Royalty Payments"). In addition, Licensee shall concurrently submit to Informix reasonable documentation to permit Informix to verify the amount of all such Royalty Payments.

SECTION 32. This Amendment #5 shall be effective as January 4, 1995
            ("Amendment #5 Effective Date").

     The parties have executed duplicate originals of this Agreement, by their duly authorized representatives.

LICENSEE:                                 INFORMIX:

CONTINUOUS SOFTWARE                       INFORMIX SOFTWARE, INC.
108 North Pacifica, 2nd Floor             4100 Bohannon Drive
Irvine, California 92718                  Menlo Park, California 34025
Attn:  John Wark, President               Attn:  General Counsel
(714) 453-2200                            (415) 926-6300

/s/ John Wark                             /s/ David H. Stanley
-------------------------------------     --------------------------------------
Signature                                 (Signature)

John Wark, President and CEO              David H. Stanley, Vice President Legal
-------------------------------------     and General Counsel
Printed Name/Title                        --------------------------------------
                                          (Printed Name/Title)

March 30, 1995                            3-31-95
-------------------------------------     --------------------------------------
Date                                      Date

                                      2.       *Confidential Treatment Requested